UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2024

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd
Everett, WA	98203
(Address of principal executive offices)	(Zip code)

(425) 446-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2024, Fortive Corporation, a Delaware corporation (the “Company”), completed an offering (the “Offering”) of €500 million aggregate principal amount of its 3.700% Notes due 2026 (the “2026 notes”) and €700 million aggregate principal amount of its 3.700% Notes due 2029 (the “2029 notes” and, together with the 2026 notes, the “notes”). The Company has used, and will continue to use, the net proceeds of the Offering to refinance outstanding indebtedness, including borrowings under its term loan credit agreement and its U.S. dollar-denominated commercial paper program, and for general corporate purposes. The refinanced indebtedness is primarily associated with the funding of the acquisition of EA Elektro-Automatik Holding GmbH.

In connection with the issuance of the notes, the Company entered into an Indenture, dated February 13, 2024 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and a Supplemental Indenture No. 1, dated February 13, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, as issuer, and the Trustee, which supplemented the Base Indenture.

The 2026 notes will bear interest at 3.700% per annum and mature on February 13, 2026, and the 2029 notes will bear interest at 3.700% per annum and mature on August 15, 2029. Interest on the 2026 notes will be paid annually in arrears on February 13 of each year, beginning on February 13, 2025, and interest on the 2029 notes will be paid annually in arrears on August 15 of each year, beginning on August 15, 2024. The notes are the Company’s general unsecured obligations which rank equally in right of payment with all of the Company’s existing and any future unsecured and unsubordinated indebtedness and are not guaranteed.

The 2026 notes will be redeemable, at the Company’s option, in whole or in part, at any time, at the applicable make-whole redemption price specified in the First Supplemental Indenture. The 2029 notes will be redeemable, at the Company’s option, in whole or in part, (a) at any time prior to July 15, 2029 (the date that is one month prior to the scheduled maturity date), at the applicable make-whole redemption price specified in the First Supplemental Indenture, and (b) at any time on or following July 15, 2029 and prior to maturity, at par.

The Indenture contains certain covenants that, among other things, limit the ability of the Company, subject to exceptions, to incur secured indebtedness, to enter into sale and leaseback transactions and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, if a change of control triggering event (meaning both a change of control and a rating event) occurs, the Company must offer to repurchase the notes from each holder at a purchase price equal to 101% of the aggregate principal amount of the notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any occurs, would permit or require the principal of and accrued interest on the notes to become or to be declared due and payable.

The foregoing description is a summary of terms of the Indenture and the notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which are included as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-272489) filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2023, which included a prospectus dated the date thereof. A prospectus supplement, dated February 8, 2024, relating to the notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Offering, the Company entered into an underwriting agreement, dated February 8, 2024 (the “Underwriting Agreement”), with BNP Paribas and Morgan Stanley & Co. International plc, as managers of the several underwriters party thereto (the “Underwriters”), and the Underwriters. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is a summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated February 8, 2024, among Fortive Corporation, BNP Paribas and Morgan Stanley & Co. International plc, as managers of the several underwriters party thereto, and the underwriters party thereto

4.1	Indenture, dated February 13, 2024, between Fortive Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Supplemental Indenture No. 1, dated February 13, 2024, between Fortive Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of Global Note representing the 3.700% Notes due 2026 (included in Exhibit 4.2)

4.4	Form of Global Note representing the 3.700% Notes due 2029 (included in Exhibit 4.2)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President, Associate General Counsel and Secretary

Date: February 13, 2024